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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                         -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report:  (Date of earliest event reported): January 16, 1997

                            Studio Plus Hotels, Inc.
                            ------------------------
             (Exact name of Registrant as Specified in its Charter)

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
           Virginia                       34-0-25340                    61-1273532
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(State or Other Jurisdiction         (Commission File Number)          (IRS Employer
of Incorporation)                                                      Identification No.)

1999 Richmond Road, Suite Four, Lexington, Kentucky                   40502
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(Address of Principal Executive Offices)                            (Zip Code)

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      Registrant's telephone number, including area code:  (606) 269-1999

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 1.  Changes in Control of Registrant.

     On January 16, 1997, the Registrant executed an Agreement and Plan of Merger, dated as of January 16, 1997 (the "Merger Agreement"), among Extended Stay America, Inc. ("ESA"), ESA Merger Sub, Inc., a wholly owned subsidiary of ESA ("Merger Sub"), and the Registrant, pursuant to which, among other things,
(a) Registrant will merge with and into Merger Sub, (b) the Merger Sub will be the surviving corporation in the merger, and (c) each shareholder of the Registrant will be entitled to receive a number shares of ESA common stock in exchange for shares of the Registrant's common stock pursuant to an exchange ratio of 1.2272 shares of ESA common stock for each share of the Registrant's common stock.

     The Board of Directors of the Registrant has unanimously approved the Merger Agreement. The merger is subject to approval by the Registrant's shareholders, approval by ESA's stockholders, and certain other conditions.

     For further information concerning the merger and the Merger Agreement, see
Exhibit 2 hereto, which is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

         Exhibit  2 - Agreement and Plan of Merger, dated as of January 16,
                      1997, among Extended Stay America, Inc., ESA Merger Sub, Inc. and Studio Plus Hotels, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      STUDIO PLUS HOTELS, INC.

Date: January 17, 1997                By: /s/ James C. Baughman, Jr.
                                          ------------------------------------
                                          Name:    James C. Baughman, Jr.
                                          Title:   Chief Financial Officer
                                                   and Treasurer



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      INDEX TO EXHIBITS

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Exhibit  Number and Description
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
   2 Agreement and Plan of Merger, dated as of January 16, 1997, among Extended Stay America, Inc., ESA Merger Sub, Inc. and Studio Plus Hotels, Inc. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.
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